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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K





                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): January 5, 2009

                        PATIENT PORTAL TECHNOLOGIES, INC.
                        ---------------------------------
             (Exact Name of Registrant As Specified In Its Charter)






      DELAWARE                     333-107826                   02-0656132
(State of Jurisdiction       (Commission File Number)          (IRS Employer
   of Incorporation)                                      Identification Number)

                 8276 Willett Parkway, Baldwinsville, NY 13027
              (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code: (315) 638-6708

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS


     (d)   Exhibits


     99.1  Patient Portal Technologies, Inc. Press Release, dated January 5,
           2009





                                   SIGNATURES



Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





DATED:  January 5, 2009                       PATIENT PORTAL TECHNOLOGIES, INC.
                                              By: /s/ Kevin Kelly
                                                -------------------------------
                                                      Kevin Kelly
                                                      CEO




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